UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2025, Flora Growth Corp. (the "Company") entered into a note settlement agreement (the "Note Settlement Agreement") with DeFi Development Corp. (the "Holder") pursuant to which the Solana-denominated convertible note issued to the Holder pursuant to the September 19, 2025 securities purchase agreement between the Company and the Holder (the "Note") was settled.

The Note Settlement Agreement provides that upon payment by the Company to the Holder on or before January 6, 2026 of: (i) 96,161.907647528 Solana, (ii) US$1,750,000 in cash and (iii) 111,550 common shares of the Company, no par value, with a value of US$6.90 per share (the "Settlement Shares"), then the Company shall be deemed to have paid the entire Principal (as defined in the Note) and Interest (as defined in the Note) of the Note in full, the Company shall have no further obligations under the Note and the Note shall be deemed to be satisfied.

The Note Settlement Agreement includes customary representations, warranties and covenants by the Company and Holder for an agreement of its type. Additionally, both the Company and Holder agreed to a mutual release from any and all claims, demands, causes of action, complaints, agreements, promises (express or implied), contracts, undertakings, covenants, guarantees, grievances, liabilities, damages, rights, obligations, expenses, debts and demands.

The Note Settlement Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the material terms of the Note Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit attached hereto.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The Settlement Shares issuable under the Note Settlement Agreement are being issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Section 4(a)(2) of the U.S. Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01. Exhibits.

Exhibit	Description
10.1	Note Settlement Agreement by and between Flora Growth Corp. and DeFi Development Corp., dated December 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORA GROWTH CORP.
(Registrant)

Dated: December 31, 2025
By: /s/ Dany Vaiman
Dany Vaiman
Chief Financial Officer